Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Savara Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Pauls, principal executive officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2024

/s/ Matthew Pauls
Matthew Pauls
Chief Executive Officer and Chair of the Board of Directors
(Principal Executive Officer)

In connection with the Quarterly Report of Savara Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Lowrance, principal financial officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2024

/s/ David Lowrance
David Lowrance
Chief Financial and Administrative Officer
(Principal Financial and Accounting Officer)